UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2006

                      IN VERITAS MEDICAL DIAGNOSTICS, INC.

               (Exact name of registrant as specified in charter)


       Colorado                      000-49972              84-15719760
------------------------          ----------------      ------------------
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)          Identification No.)


  The Green House, Beechwood Business Park, North, Inverness, Scotland IV2 3BL
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: 011-44-1463-667347

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                            New York, New York 10018
                              (212) 930-9700 (212)
                                 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02 Appointment of Principal Officers

Effective June 20, 2006, Graham Cooper was appointed as President and Chief Executive Officer of In Veritas Medical Diagnostics, Inc. ("In Veritas" or "the Company"). Mr. Cooper has been Chairman of the Company's Board of Directors since January 2000.

Mr. Cooper replaces John Fuller, who has resigned from his positions as President and Chief Executive Officer and has been appointed Chief Executive Officer of Operations. In this capacity, Mr. Fuller will focus on developing marketing partnerships for the Company's existing technologies. Mr. Fuller remains as a director of the Company.

For the past five years, Mr. Cooper has been the principal stockholder of Westek Limited. In July 2004, Westek agreed to release the Company from $2,030,298 of previously accumulated advances in exchange for a noninterest-bearing promissory note totalling $1,800,000. The Company reflected a capital contribution totaling $2,030,298 in its financial statements at that time. The promissory note is payable in full by September 30, 2006. Under the terms of the note, the Company is obligated to make repayments of the principal amount earlier than September 30, 2006 out of any equity or equity type financings made before that date by applying an agreed percentage of the aggregate net proceeds from any such equity or equity-type financings. The agreed percentage is 56% of any net proceeds which exceed $2,000,000 (up to $3,000,000) and 25% of all net proceeds in excess of $3,000,000. As of April 30, 2006, the Company is indebted to Westek in the amount of $1,762,399, net of discount of $37,601.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

99.1 Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IN VERITAS MEDICAL DIAGNOSTICS, INC.



Date:  June 23, 2006                      /s/ Graham Cooper
                                          -------------------------------------
                                          Graham Cooper
                                          President and Chief Executive Officer